Exhibit 99.1

Andeavor Stockholders Approve Merger of Marathon Petroleum Corp. and Andeavor

SAN ANTONIO, TX – September 24, 2018 – Stockholders of both Andeavor (NYSE: ANDV) and Marathon Petroleum Corporation (NYSE: MPC) today voted to approve the merger of MPC and Andeavor. At separate special stockholders’ meetings, Andeavor stockholders approved the adoption of the previously disclosed agreement and plan of merger, and MPC stockholders approved the issuance of shares of MPC common stock in connection with the merger.

Andeavor's proposal to approve the transaction was supported by approximately 99 percent of votes cast, representing approximately 74 percent of Andeavor’s outstanding shares. MPC’s proposal to issue shares in connection with the transaction was supported by approximately 98 percent of votes cast, representing approximately 73 percent of MPC’s outstanding shares.

Also at the Andeavor special meeting, Andeavor stockholders approved, among other things, on a non-binding, advisory basis, certain compensation that may be paid or become payable to Andeavor’s named executive officers in connection with the merger.

This satisfies one of the final conditions to the closing of the pending merger. MPC and Andeavor therefore expect the closing of the merger to occur on October 1, 2018, subject to the satisfaction or waiver of the remaining customary conditions to closing.

Announcement of the Election Deadline
In light of the expected closing of the merger, MPC, with Andeavor’s consent, has publicly announced that the “Election Deadline” (as defined in the election materials previously provided to Andeavor stockholders of record and in the Agreement and Plan of Merger, dated as of April 29, 2018, as amended, by and among Andeavor, MPC, Mahi Inc. and Mahi LLC) for Andeavor stockholders of record to make their elections with respect to the merger consideration payable upon the closing of the merger shall be 5:00 p.m. Eastern Daylight Time on September 27, 2018, unless otherwise extended by MPC by subsequent public announcement. Andeavor stockholders who hold their shares through a bank, broker or other nominee may be subject to an earlier deadline than the Election Deadline for making their elections, based on the instructions of their brokers, banks or other nominees. Andeavor stockholders bear the risk of ensuring proper and timely delivery of their election materials.

Andeavor stockholders of record with questions regarding the election process should contact Georgeson LLC, who is the information agent for the election, at (866) 647-8872 as soon as possible. Andeavor stockholders holding shares of Andeavor in street name should contact their broker, bank or other nominee with questions regarding the election process.

About Andeavor
Andeavor is a premier, highly integrated marketing, logistics and refining company. Andeavor's retail-marketing system includes approximately 3,330 stations marketed under multiple well-known fuel brands, including ARCO®, SUPERAMERICA®, Shell®, Exxon™, Mobil™, Tesoro®, USA Gasoline™ and Giant®. It also has ownership in Andeavor Logistics LP (NYSE: ANDX) and its non-economic general partner. Andeavor operates 10 refineries with a combined capacity of approximately 1.2 million barrels per day in the mid-continent and western United States.

Forward Looking Statements
This communication contains forward-looking statements within the meaning of federal securities laws regarding Andeavor (“ANDV”). These forward-looking statements relate to, among other things, the proposed transaction between ANDV and Marathon Petroleum Corporation (“MPC”) and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of ANDV and Andeavor Logistics (“ANDX”). In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause ANDV’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between ANDV and MPC and on anticipated terms and timetable; the ability to satisfy various conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain regulatory approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDV; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; MPC’s share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX LP and ANDX; and the factors set forth under the heading “Risk Factors” in ANDV’s Annual Report on Form 10-K for the year ended Dec. 31, 2017 and in the Form S-4 filed by MPC, filed with Securities and Exchange Commission (SEC). We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Contact:
Investors:
Brad Troutman, Vice President, Investor Relations, (210) 626-4757

Media:
Andeavor Media Relations, media@andeavor.com, (210) 626-7702

3